Exhibit 10.1

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT dated as of SEPTEMBER 17, 2008 (as the same may be amended, modified or restated from time to time, this "Agreement"), is by and among (a)  ROBERT SORRENTINO (“Subordinate Lender”), (b) THERMO CREDIT, LLC, a Colorado limited liability company (together with its successors and assigns, “Senior Lender”), and (c) UNITED ESYSTEMS, INC., a Nevada corporation (“ESystems”), NETCOM DATA SOUTHERN CORP., a Georgia corporation (“Southern”), NETCOM DATA CORP., a Georgia corporation (“Netcom”)and UNITED CHECK SERVICES, L.L.C., a Louisiana limited liability company (“Check Services” and together with ESystems, Southern and Netcom, jointly, severally and in solido, “Debtor”).

RECITALS

WHEREAS, ESystems is indebted to Subordinate Lender for the Subordinate Indebtedness;

WHEREAS, Lender has agreed to make a Loan or Loans to Debtor  (the “Senior Loans”) upon and subject to the terms, conditions and provisions therein set forth in that LOAN, PLEDGE AND SECURITY AGREEMENT dated as of even date herewith (as amended, renewed, extended, restated, supplemented or otherwise modified from time to time, the "Senior Loan Agreement").   Capitalized terms not otherwise defined herein shall have the same meaning as in the Senior Loan Agreement as in effect on the date hereof.

WHEREAS, in connection with and as a requirement of the Senior Loan Agreement,  Debtor agreed to execute and to cause Subordinate Lender to execute this Agreement pursuant to which, among other things, the Subordinate Indebtedness (as such term is defined herein) is subordinated  to the payment in full of the Senior Indebtedness (as such term is defined herein) and Liens (as such term is defined herein) securing the Subordinate Indebtedness (if any) are subordinated to all Liens securing the Senior Indebtedness, all on the terms and conditions set forth herein.

NOW, THEREFORE, in order to induce Senior Lender to make the Senior Loans to Debtor pursuant to the Senior Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Definitions.  As used in this Agreement, the following terms shall have the respective meanings indicated below:

"Collateral" means any asset or property (whether real, personal or mixed) on or in which a Lien has been granted or exists as collateral or security for the payment or performance of any indebtedness, liability or obligation.

"Indefeasibly Paid" means (a) with respect to the making of any payment on or in respect of any Senior Indebtedness, that such payment of such Senior Indebtedness has been paid in full in cash (or that such payment of such Senior Indebtedness has been otherwise satisfied in a manner acceptable to the holders of the Senior Indebtedness in their sole and absolute discretion), and (b) that any and all commitments by Senior Lender to make any loan or advance or extend any other credit that would, if made or extended, constitute Senior Indebtedness have been irrevocably terminated.

"Lien" means any security interest, lien, charge or encumbrance of any kind or nature.

"Senior Lender" means Senior Lender and any other present or future holder or owner of any of the Senior Indebtedness.

"Senior Documents" means the Loan Documents, and each other agreement, document or instrument evidencing or governing any of the Senior Indebtedness.

"Senior Indebtedness" means (a) the principal amount of and interest (including but not limited to post-petition interest) on all indebtedness, liabilities and/or obligations of the Obligors, under a Senior Document, (b) the

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Indebtedness, and (c) all renewals, extensions, amendments, or other modifications of any of the foregoing, and any reasonable attorneys’ fees or other reasonable collection costs incurred in connection with any of the foregoing.

“Subordinate Indebtedness” means the principal amount of and interest on all indebtedness, liabilities and/or obligations of every nature of Debtor to Subordinate Lender, created directly or indirectly, acquired by assignment or in the form of a participation or otherwise, absolute or contingent, joint or several, liquidated or unliquidated, due or not due, contractual or tortious, secured or unsecured, for such Subordinate Lender's own account or as agent for others, whether now existing or hereafter arising or incurred, whether incurred by Debtor as principal, maker, surety, endorser, guarantor or otherwise (including but not limited to any indebtedness, liabilities and/or obligations incurred after payment in full of any or all indebtedness, liabilities or obligations existing on the date hereof) evidenced by any document, instrument or agreement  (the “Subordinate Documents”) including, but not limited to (i) that certain NON-INTEREST BEARING PROMISSORY NOTE in the face amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) dated AUGUST 22, 2008, and (ii) that certain SECURITY AGREEMENT dated AUGUST 22, 2008 both executed by ESystems, together with all extensions, renewals, increases or modifications thereof and any attorneys' fees related to collection or other collection costs incurred in connection therewith.  The term "Subordinate Indebtedness" shall include, without limitation, (a) the indebtedness arising out of the Subordinate Documents, and (b) all renewals, extensions, amendments, increases or other modifications of any of the foregoing.

"Subordinate Lender" means Subordinate Lender and any other present or future holder or owner of any of the Subordinate Indebtedness.

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

2.           Subordination.

(a)           Each of the Obligors and Subordinate Lender hereby covenants and agrees that the Subordinate Indebtedness, howsoever evidenced and whether now existing or hereafter incurred, shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness.

(b)           The Subordinate Indebtedness shall not be payable, and no Obligor shall make any payment (whether of principal, accrued interest or otherwise) or other distribution of, on or with respect to any Subordinate Indebtedness, and Subordinate Lender shall not receive, accept, retain or apply any such payment or other distribution, unless and until (i) the Senior Indebtedness shall have been Indefeasibly Paid, and (ii) Senior Lender shall have no further obligations under the Senior Documents to make loans to Debtor.  NOTWITHSTANDING THE FOREGOING, UNTIL SENIOR LENDER HAS GIVEN DEBTOR AND SUBORDINATE WRITTEN NOTICE OF THE EXISTENCE OF AN EVENT OF DEFAULT UNDER THE SENIOR LOAN DOCUMENTS, SUBORDINATE SHALL BE ENTITLED TO RECEIVE AND RETAIN REGULARLY SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST UNDER THE SUBORDINATE DOCUMENTS.  UPON WRITTEN NOTICE FROM SENIOR LENDER TO DEBTOR AND SUBORDINATE LENDER OF SUCH DEFAULT AND SO LONG AS SUCH DEFAULT CONTINUES, WHETHER OR NOT SENIOR LENDER HAS ELECTED TO EXERCISE ANY REMEDIES AGAINST DEBTOR, NO PAYMENTS SHALL BE MADE UNDER THE SUBORDINATE DOCUMENTS AND SUBORDINATE LENDER SHALL NOT BE ENTITLED TO RECEIVE OR RETAIN ANY PAYMENT FROM ANY SOURCE ON OR IN RESPECT OF THE SUBORDINATE DOCUMENTS.

(c)           Subordinate Lender hereby agrees that (i) in the event any Obligor offers to Subordinate Lender any payment (including any payment received as proceeds of any Collateral for the Subordinate Indebtedness), or any other distribution of any property, on account of any Subordinate Indebtedness which payment or other distribution is not expressly permitted hereby (collectively, "Prohibited Payments"), Subordinate Lender will direct that the full amount of the Prohibited Payment be made or delivered directly to Senior Lender; (ii) any Prohibited Payment or other payment or distribution received by Subordinate Lender in violation of this Agreement from any source whatsoever will be promptly delivered to Senior Lender in the form received (except for endorsements or assignments by Subordinate Lender where appropriate or required by Senior Lender) and until so delivered to Senior Lender will be held by Subordinate Lender in

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trust as Senior Lender' property; and (iii) Senior Lender shall retain all moneys collected or received pursuant to the exercise of the foregoing powers and shall apply said moneys to the payment of Senior Indebtedness then outstanding (whether matured or unmatured), provided that after satisfying all amounts owing, or to be owed, to Senior Lender with respect to the matured and unmatured Senior Indebtedness, including the payment of all related costs and expenses incurred by Senior Lender, Senior Lender shall pay the excess, if any, to Subordinate Lender on account of the Subordinate Indebtedness and subrogate its rights, if any, in such excess to Subordinate Lender.  Subordinate Lender agrees that no payment or distribution to Senior Lender pursuant to the provisions of this Agreement shall entitle Subordinate Lender to exercise any rights of subrogation in respect thereof until the Senior Indebtedness shall have been Indefeasibly Paid.

3.           Bankruptcy or Related Proceedings.  Notwithstanding anything else contained herein to the contrary, in the of any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of an Obligor (a “Proceeding”):

(a)           The Senior Indebtedness shall have been Indefeasibly Paid, before Subordinate Lender is entitled to receive any payment or other distribution on account of or with respect to any Subordinate Indebtedness;

(b)           Any payment by, or any distribution of assets or properties of, any Obligor of any kind or character, whether in cash, property or securities, to which Subordinate Lender would be entitled except for the terms and provisions of this Agreement shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to Senior Lender to the extent necessary to make the Senior Indebtedness Indefeasibly Paid  after giving effect to any concurrent payment or distribution (or provision therefor satisfactory to Senior Lender) to Senior Lender;

(c)           In the event that, notwithstanding the foregoing, any payment by, or distribution of assets or properties of, any Obligor of any kind or character, whether in cash, property or securities, shall be directly or indirectly received by Subordinate Lender before all Senior Indebtedness shall be Indefeasibly Paid (whether or not the Senior Indebtedness is then due or payable), such payment or distribution will be promptly delivered to Senior Lender in the form received (except for endorsements or assignments by Subordinate Lender where appropriate or required by Senior Lender) for application to payment of the Senior Indebtedness remaining unpaid after giving effect to any current payment or distribution to Senior Lender and until so delivered to Senior Lender will be held by Subordinate Lender in trust as Senior Lender's property;

(d)           Subordinate Lender agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Indebtedness or any liens and security interests securing the Senior Indebtedness;

(e)           Subordinate Lender agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinate Indebtedness as requested by Lender in connection with any Proceeding and hereby irrevocably authorizes, empowers and appoints Lender its agent and attorney-in-fact to execute, verify, deliver and file such proofs of claim upon the failure of Subordinate Lender promptly to do so prior to FIFTEEN (15) days before the expiration of the time to file any such proof of claim.   Subordinate Lender agrees to not vote such claim in any such Proceeding in a manner reasonably determined by Senior Lender to be detrimental to the financial interests of Senior Lender.

(f)           The Senior Indebtedness shall continue to be treated as Senior Indebtedness and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Lender and Subordinate Lender even if all or part of the Senior Indebtedness or the security interests securing the Senior Indebtedness are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness or any representative of such holder.

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4.           Limitation on Actions Against Obligors.  Subordinate Lender agrees that it shall not, until all Senior Indebtedness has been Indefeasibly Paid, commence or join in any action against any Obligor relating to the collection or enforcement of the Subordinate Indebtedness (including any remedies with respect to Collateral); including, but not limited to, the commencement or participation in the commencement of a Proceeding.

5.           Subordination of Collateral.  Each of the Obligors and Subordinate Lender agrees that all Liens and whatever other right, title or interest (if any) any of them may have at any time in or to any Collateral as security for the Subordinate Indebtedness shall, at all times and in all respects, be subject, junior and subordinate as to priority and in all other respects to all Liens and any other right, title or interest of Senior Lender in or to any such Collateral as security for Senior Indebtedness, irrespective of the time or order of the creation or perfection of any such Lien, right, title or interest and irrespective of any failure by Senior Lender to create or perfect any such Lien, right, title or interest.  Subordinate Lender agrees that it will not foreclose or exercise any right or remedy it may have at any time in or with respect to the Collateral until such time as the Senior Indebtedness have been Indefeasibly Paid.

6.           Restriction on Transfer of Subordinate Indebtedness.  Subordinate Lender agrees not (a) to assign or transfer all or any part of the Subordinate Indebtedness or any claim which such Subordinate Lender may have against any Obligor except pursuant to an agreement which is expressly made subject to all terms and provisions of this Agreement, or (b) to subordinate all or any part of the Subordinate Indebtedness or any claim which such Subordinate Lender may have against any Obligor except pursuant to this Agreement or any subsequent agreement acceptable to Senior Lender.

7.           Books and Records.  Each of the Obligors and Subordinate Lender agrees  to make proper notations in its respective books, records or other statements which evidence or record any Subordinate Indebtedness ("Records") indicating that the Subordinate Indebtedness is subject to the provisions of this Agreement.

8.           Future Subordinate Indebtedness.  Without the prior written consent of Senior Lender, neither Obligor nor Subordinate Lender will incur or accept any additional Subordinate Indebtedness or grant or incur any additional Lien as security for the Subordinate.

9.           Rights Concerning Senior Indebtedness.  Without affecting the rights of Senior Lender hereunder, Subordinate Lender agrees that, with or without notice to or further assent from Subordinate Lender, Senior Lender may at any time, and from time to time, either prior to or after any default by any Obligor with respect to any indebtedness, (a) advance or refuse to advance additional credit and make other accommodations to or for the account of any Obligor, (b) by written agreement or otherwise, extend, renew, or change, modify, compromise, release, refuse to extend, renew or change the Senior Indebtedness or any part thereof and waive any default under all or any part thereof, and modify, rescind or waive any provision of any related agreement or collateral undertaking, including, but not by way of limitation, any provision relating to acceleration of maturity, (c) fail to set off any or all accrued balances or deposit balances or any part thereof on Senior Lender' books in favor of any Obligor and/or release the same, (d) sell, surrender, release, exchange, resort to, realize upon or apply, or fail to do any of the foregoing, with respect to any Collateral or any part thereof held by Senior Lender or available to Senior Lender for the Senior Indebtedness, and (e) generally deal with the Obligors in such manner as Senior Lender may see fit, including, without limiting the generality of the foregoing, any forbearance, failure, delay or refusal by Senior Lender to exercise any rights or remedies Senior Lender may have against the Obligors, all without impairing or affecting Senior Lender' rights and remedies under this Agreement.  No (i) failure by Senior Lender to file, record or otherwise perfect any Lien, (ii) improper filing or recording, (iii) failure by Senior Lender to insure or protect any Collateral, or (iv) other dealing (or failure to deal) with any Collateral by Senior Lender, shall impair or release the obligations of Subordinate Lender hereunder.

10.           Representations and Warranties.  Subordinate Lender represents and warrants to Senior Lender that the Subordinate Indebtedness has not heretofore been assigned, transferred, pledged, subordinated or otherwise encumbered by Subordinate Lender.   Subordinate Lender hereby represents and warrants that all  requisite actions for the execution, delivery and performance of this by Subordinate Lender and its general partner have been taken.  No other or further action by or on behalf of Subordinate Lender or its general partner is necessary or appropriate to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes a  legal, valid and binding obligation of Subordinate Lender, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar

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laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles.

11.           Acceleration.  In the event of a breach by any Obligor or Subordinate Lender in the observance and due fulfillment of any of the terms, conditions or provisions of this Agreement, or in the event that any of the representations or warranties made by any Obligor Subordinate Lender herein are untrue or inaccurate in any material respect, Senior Lender may, with or without notice or demand, declare all Senior Indebtedness to be due and payable, and thereupon the same shall become and shall be immediately due and payable.

12.           Severability.  If any term, condition or provision of this Agreement or any other agreement, document or instrument executed in connection herewith or in connection with the Senior Indebtedness or any Collateral therefor is determined to be invalid or unenforceable under any law, such determination shall not affect the validity or enforceability of any other term, condition or provision hereof or thereof.

13.           Waiver; Rights.  Senior Lender shall have no obligation to take any action, and Subordinate Lender shall have the sole responsibility for taking any and all actions, necessary or appropriate to preserve all rights and remedies of Subordinate Lender against the Obligors and any and all other parties to any Subordinate Document.  No delay by Senior Lender in exercising any right or remedy hereunder or under any Senior Document or in failing to exercise the same shall operate as a waiver of any such right or remedy.  No notice to or demand on any Obligor or Subordinate Lender shall be deemed a waiver of Senior Lender' right to take further action without notice or demand.  No modification, alteration or waiver of any of the provisions hereof shall be effective unless in writing and signed by the parties hereto and then shall only be effective in the specific instance for which given without in any way impairing the rights and remedies of the parties hereto in any other respect at any time.

14.           Certain Modifications. Until the Senior Indebtedness has been Indefeasibly Paid, and notwithstanding anything to the contrary contained in any Subordinate Document, Subordinate Lender shall not, without the prior written consent of Senior Lender, agree to any amendment, modification or supplement to the Subordinate Documents; provided, however, that the Subordinate Documents may be amended or modified to (a) extend the maturity date or the date of payment of any amount due by Debtor or any other Obligor thereunder, (b) decrease the rate of interest applicable to any of the Subordinate Indebtedness, (c) waive any Obligor's noncompliance with any term or provision thereof, or (d) amend the Subordinate Documents so long as such amendment is not more onerous or restrictive on the Obligors than the provisions contained in the Subordinate Documents on the date of this Agreement, in each case without the prior written consent of Senior Lender.

15.           Subrogation.  Subject to the indefeasible payment in full in cash of all Senior Indebtedness and the termination of all lending commitments under the Senior Documents, Subordinate Lender shall be subrogated to the rights of  Senior Lender to receive Distributions with respect to the Senior Debt. Subordinate Lender agrees that in the event that all or any part of a payment made with respect to the Senior Debt is recovered from the holders of the Senior Debt in a Proceeding or otherwise, any distribution or payment received by Subordinate Lender with respect to the Subordinate Indebtedness at any time after the date of the payment that is so recovered, whether pursuant to the right of subrogation provided for in this Agreement or otherwise, shall be deemed to have been received by Subordinate Lender in trust as property of the holders of the Senior Indebtedness and Subordinate Lender shall forthwith deliver the same to Senior Lender for application to the Senior Indebtedness until the Senior Indebtedness is Indefeasibly Paid.  A distribution or payment made pursuant to this Agreement to Senior Lender which otherwise would have been made to Subordinate Lender is not, as between Debtor and Subordinate Lender, a payment by Debtor to or on account of the Senior Indebtedness.

16.           Waiver of Certain Rights by Subordinate Creditor.

(a)           Marshaling. Subordinate Lender hereby waives any rights it may have under applicable law to assert the doctrine of marshaling or to otherwise require Senior Lender to marshal any property of  any Obligor or for the benefit of Subordinate Lender.

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(b)           Rights Relating to Senior Lender’s Actions With Respect to the Collateral. Subordinate Lender hereby waives, to the extent permitted by applicable law, any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing Senior Lender from taking, or refraining from taking, any action with respect to all or any part of the Collateral.  Without limitation of the foregoing, Subordinate Lender hereby agrees (a) that it has no right to direct or object to the manner in which Senior Lender applies the proceeds of the Collateral resulting from the exercise by Senior Lender of rights and remedies under the Senior Documents to the Senior Indebtedness, and (b) that Senior Lender has not assumed any obligation to act as the agent for Subordinate Lender with respect to the Collateral.

17.           Applicable Law, Venue and Jurisdiction.  The parties hereto agree that this Agreement shall be deemed to have been made in the State of Louisiana at Senior Lender's address as set forth herein and shall be governed by, and construed in accordance with, the laws of the State of  Louisiana and is performable in the Dallas, County indicated herein.  In any litigation in connection with or to enforce this Agreement, Subordinate Lender, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of  Louisiana or the United States courts located within the State of Louisiana.  Nothing contained herein shall, however, prevent Senior Lender from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

18.           Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by Senior Lender and Subordinate Lender, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

19.           Further Assurances. Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

20.           No Representations or Warranties by Senior Lender.  No representations, warranties, covenants or agreements have been made by Senior Lender to the other parties hereto except as expressly set forth herein and such other parties hereto have not relied upon any representation, warranty, covenant or agreement made by Senior Lender unless expressly set forth herein, including without limiting the generality of the foregoing, any representation, warranty, covenant or agreement by Senior Lender to provide or make any credit, advance or loan to Debtor or to extend the time of payment of any such credit, advance or loan or to grant any waiver or forbearance with respect thereto.

21.           Binding Effect.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives (as to individuals who are parties hereto, but excluding legal counsel acting in such capacity), successors and assigns.  Each reference herein to any Obligor, Subordinate Lender or Senior Lender shall be deemed to include its permitted successors and assigns.

22.           Expenses.  Each of the Obligors agrees to pay Senior Lender, on demand, all reasonable costs and expenses of any kind, including counsel fees, which Senior Lender may incur in enforcing any of its rights or remedies under this Agreement against such Obligor.  Subordinate Lender agrees to pay Senior Lender, on demand, all reasonable costs and expenses of any kind, including counsel fees, which Senior Lender may incur in enforcing any of its rights or remedies under this Agreement against Subordinate Lender which arise as a result of a violation of the terms of this Agreement by Subordinate Lender.

23.           Actions Required by the Obligors.  Each of the Obligors agrees to (a) do and perform any and all acts and things which may be required on its part to enable Senior Lender and Subordinate Lender to perform their respective obligations under this Agreement, and (b) refrain from doing any act or thing which would cause or contribute to a violation by Subordinate Lender of any of its obligations hereunder.

24.           Additional Waivers by the Obligors and Subordinate Lender.  Each of the Obligors and Subordinate Lender waives any and all notice of the receipt and acceptance by Senior Lender of this Agreement or of the

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creation, renewal, extension or accrual of any of the Senior Indebtedness, present or future, in whole or in part, by Senior Lender or of the reliance by Senior Lender on this Agreement at any time and further waives notice of any default or Event of Default with respect to the Senior Indebtedness.  Each party hereto waives its right to trial by jury in any litigation arising out of or relating to this Agreement.

25.           Continuing Agreement; Termination of Agreement; Reinstatement.  This Agreement shall continue in full force and effect unless and until all Senior Indebtedness shall be Indefeasibly Paid, and shall automatically terminate if and when all Senior Indebtedness shall be Indefeasibly Paid.  In furtherance of the foregoing, this Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment of any of the Senior Indebtedness, in whole or in part, is rescinded or must otherwise be restored or refunded by a holder of the Senior Indebtedness as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made.

26.           Relative Rights.  This Agreement defines the relative rights of Subordinate Lender and Senior Lender.  Except as expressly provided in this Agreement, nothing in this Agreement shall:

(a)           impair, as between the Obligors and Subordinate Lender, the obligations of the Obligors, as provided in the Subordinate Documents, to pay principal of and interest on any Subordinate Indebtedness in accordance with its terms; or

(b)           affect the relative rights of Subordinate Lender and creditors of the Obligors other than their rights in relation to Senior Lender.

27.           Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (a) personal delivery, (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature pages below and shall be deemed to have been received either, in the case of personal delivery, as of the time of personal delivery, in the case of expedited delivery service, as of the time of the expedited delivery and in the manner provided herein, or in the case of mail, upon the THIRD (3rd) day after deposit in a depository receptacle under the care and custody of the United States Postal Service.  Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least THIRTY (30) days prior to the effective date of such new address.  Senior Lender and Subordinate Lender shall each provide to the other party a copy of any notice of an Event of Default under the Senior Documents or Subordinate Documents, respectively, contemporaneously with any notice to any Obligor; provided, however, that the failure to provide any such notice shall not be a defense to the performance or observance of Subordinate Lender’s obligations hereunder or to the Obligor's obligations under the Loan Documents.

28.           WAIVER OF JURY TRIAL.  SUBORDINATE LENDER, OBLIGORS AND SENIOR LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.  EACH OF SUBORDINATE LENDER, OBLIGORS AND SENIOR LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH OF SUBORDINATE LENDER, OBLIGORS AND SENIOR LENDER WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

NOTICE OF FINAL AGREEMENT

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

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SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its duly authorized officer as of the date written above.

SENIOR LENDER:	ADDRESS:

THERMO CREDIT, LLC	639 Loyola Ave., Suite 2565
New Orleans, LA 70113
By: /s/ JACK V. EUMONT, JR.
Name: Jack V. Eumont, Jr.
Title: Executive Vice President

DEBTOR:	ADDRESS:

UNITED ESYSTEMS, INC.	15431 O’Neal Road
Gulfport, MS 39503
By: /s/ WALTER REID GREEN JR.
Name: Walter Reid Green Jr.
Title: Treasurer

NETCOM DATA SOUTHERN CORP.

By: /s/ WALTER REID GREEN JR.
Name: Walter Reid Green Jr.
Title: Treasurer

NETCOM DATA CORP.

By: /s/ WALTER REID GREEN JR.
Name: Walter Reid Green Jr.
Title: Treasurer

UNITED CHECK SERVICES, L.L.C.

By: /s/ WALTER REID GREEN JR.
Name: Walter Reid Green Jr.
Title: Treasurer

SUBORDINATE LENDER:	ADDRESS:

3811 Hollow Crossing Drive
/s/ ROBERT SORRENTINO	Orlando, FL 32817
ROBERT SORRENTINO

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